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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 11, 2002


                                VECTOR GROUP LTD.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        1-5759                                        65-0949535
------------------------                  ------------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)


 100 S.E. SECOND STREET, MIAMI, FLORIDA                               33131
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(Address of principal executive offices)                            (Zip Code)


                                 (305) 579-8000
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              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS.

         On March 11, 2002, Vector Group Ltd. issued a press release announcing the name of its new nicotine-free cigarette product and the creation of Liggett Vector Brands Inc., its new tobacco sales and marketing arm. A copy of the press release is attached hereto as Exhibit 99.1.

         Vector has been advised by the Federal Trade Commission that the FTC has granted early termination of the statutory waiting period under the Hart-Scott-Rodino Act regarding the proposed acquisition of The Medallion Company, Inc. and related assets by a subsidiary of Vector. The transaction is scheduled to close early in the second quarter of 2002, subject to customary closing conditions.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

         EXHIBIT NO.                            DESCRIPTION
         -----------                            -----------

            99.1                    Press Release issued March 11, 2002





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           VECTOR GROUP LTD.

                           By:  /s/ JOSELYNN D. VAN SICLEN
                               -----------------------------------------------
                                    Joselynn D. Van Siclen
                                    Vice President and Chief Financial Officer
Date:  March 11, 2002



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